UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 4, 2003

NATIONAL WINE & SPIRITS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	333-74589 (Commission File Number)	35-2064429 (I.R.S. Employer Identification No.)

700 West Morris Street, P.O. Box 1602 Indianapolis, Indiana (Address of principal executive offices)	46206 (Zip Code)

         Registrant's telephone number, including area code:    (317) 636-6092

Item 9.    Regulation FD Disclosure.

         On February 28, 2003, the Company held a conference call for the purpose of informing its investors of certain recent developments in the Company’s business. During the course of that conference call, the Company mistakenly provided incorrect guidance regarding its estimated profit and EBITDA for its fiscal year ending March 31, 2003. The correct guidance, consistent with the Company’s press release dated February 14, 2003, is that the Company currently expects lower profit and EBITDA levels for its fiscal year ending March 31, 2003 due to the loss of the Pernod and Diageo brands in the Illinois division.

         Forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, may be included in this Form 8-K. A variety of factors could cause the Company’s actual results to differ from the results expressed in such forward-looking statements. A discussion of factors that could cause results to vary are included in the Company’s periodic reports filed with the Securities and Exchange Commission, including its Form 10-K for the fiscal year ended March 31, 2002, and its Form 10-Q for the nine months ended December 31, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2003	NATIONAL WINE & SPIRITS, INC. (Registrant) By: /s/ James E. LaCrosse James E. LaCrosse Chairman, President, Chief Executive Officer and Chief Financial Officer